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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 1, 2001
                                                --------------------------------

                            ALIGN TECHNOLOGY, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                     0-32259                 94-3267295
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)


             851 Martin Avenue, Santa Clara, California             95050
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              (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code     (408) 470-1000
                                                  -----------------------------
                                Not applicable
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         (Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS

          On March 1, 2001, Align Technology, Inc. announced it had been named in a class action lawsuit. A copy of the press release issued by Align Technology, Inc. on March 1, 2001 concerning the lawsuit is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits     The following documents are filed as exhibits to this
              report:


               Exhibit
               Number          Description
            -------------   -----------------
                99.1        Press Release dated March 1, 2001 of the Registrant.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ALIGN TECHNOLOGY, INC.
                                              a Delaware corporation


             March 2, 2001                    By:  /s/ Zia Chishti
                                                 ------------------------------
                                                 Zia Chishti
                                                 Chief Executive Officer and
                                                 Chairman of the Board

                                              By:  /s/ Stephen Bonelli
                                                 -------------------------------
                                                  Stephen Bonelli
                                                  Chief Financial Officer and
                                                  Vice President, Finance



                                 EXHIBIT INDEX



              NUMBER            DESCRIPTION
           --------------   -----------------
               99.1         Press Release dated March 1, 2001 of the Registrant.



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